WisdomTree Global Alpha Fund – WTAL (the Texas Stock Exchange LLC)

Summary Prospectus – October 6, 2026

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI, each as supplemented to date, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, each as supplemented to date, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Global Alpha Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.88%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 90	$ 281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is actively managed. The Fund seeks to achieve its investment objective by investing its assets in accordance with a long/short global equity strategy.

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The Fund selects investments for the long/short global equity strategy using machine learning models developed by a third-party model provider and trained on historical data to make predictions about a security’s return and/or risk. The model uses historical market and fundamental company data obtained from established third-party institutional data providers. The model provider processes and standardizes this information and uses it to calculate a broad set of security-specific quantitative features. These features are based primarily on well-established quantitative investment concepts documented in academic and practitioner research, including valuation/value, momentum, quality, profitability, size and risk, among other company-specific characteristics (examples include measures derived from security price performance, valuation ratios, profitability, balance-sheet characteristics, earnings and cash flows, company size and historical volatility). The model analyzes these features collectively, and uses historical observations to identify relationships between these features and subsequent security returns and/or risk.

The Fund will be comprised of a U.S. basket and a non-U.S. basket, each with approximately 300-600 positions. The Fund will not invest more than 60% of its assets in issuers domiciled in the U.S.

A company is considered a U.S. company if it conducts its primary business activities (“Primary Business Activities”) in the U.S. The country in which a company conducts its Primary Business Activities is determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

To be eligible for the U.S. basket, a company must (i) be in the top 2,000 U.S. listed companies by market capitalization; (ii) have a share price above $20 per share as of the screening date (the models screen companies after the close of trading on the last trading day of each month); (iii) be listed on the New York Stock Exchange or The Nasdaq Stock Market LLC; (iv) have an average daily trading volume of more than $3 million for the preceding six months; and (v) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

To be eligible for the non-U.S. basket, a company must: (i) be listed on an eligible global stock exchange; (ii) have at least $1 billion market capitalization; (iii) have an average daily trading volume of more than $3 million for the preceding three months; and (iv) if considered for short positions, have a borrow fee of less than 10% of the total value of the borrowed shares.

Typically, the long/short global equity strategy is 200% long and approximately 180% short but those percentages will vary over time as the models adapt to market conditions. The long/short global equity strategy exposure generally will be achieved through the use of derivative instruments, including, but not limited to, swaps.

The Fund’s portfolio generally is rebalanced monthly; however, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) may adjust or rebalance the portfolio more or less frequently as it deems appropriate to seek to achieve the Fund’s investment objective. Factors such as market conditions and investment opportunities may cause the Fund’s portfolio to be rebalanced on other than a monthly schedule. Between rebalances, the number of holdings in the Fund and its long/short exposure may vary.

The Fund may invest in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for the Fund’s investments in swap contracts and other derivatives.

The Fund is expected to have significant exposure to the Financials and Information Technology Sectors. Although the Fund’s geographic exposure may change from time to time, the equity securities of companies that conduct their Primary Business Activities in the U.S. are expected to comprise a significant portion of the Fund’s holdings (e.g., approximately 15% or more).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Models and Data Risk. The Fund uses an investment model to implement its investment strategy. The Fund is subject to the risk that the investment model may not perform as intended, including because the model may

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not adequately take into consideration certain factors relevant to the Fund’s investment strategy, investments, or the market environment, contains design flaws or incorporates faulty assumptions, or is informed by inaccurate or incomplete data. In addition, the investment model is artificial intelligence-based and designed to identify companies expected to deliver outperformance based on its processing of and identification of patterns in an extensive amount of historical market data. The model’s use of artificial intelligence heightens the aforementioned risks. For example, the success of the investment model is primarily driven by its ability to learn from the data input into the model. As a result, the Fund is subject to the risks that the artificial intelligence element fails to learn and develop as expected, reaches erroneous conclusions, and/or is constrained by human intervention in its design or operation. The model’s signals may also fail as a result of coding errors, inaccuracies in the data or other information supporting the model, and/or a cybersecurity breach affecting the model or the third-party model provider. The Sub-Adviser (defined below) retains discretion in determining whether and how to implement any outputs generated by the model, and the Sub-Adviser’s implementation decisions could affect the success of the Fund’s implementation of its strategy. The model may also produce unexpected or anomalous results during periods of significant market volatility or other market disruptions, which may differ materially from the historical data on which the model was trained and could result in losses to the Fund. The aforementioned errors in the data, assumptions and/or the design of the model may occur from time to time and may not be identified and/or corrected by the Sub-Adviser or the Adviser for a significant period or at all, which may magnify the adverse effect on the Fund of any investment decisions made in reliance on the erroneous model results. Any of these circumstances may lead to investment decisions or the inclusion or exclusion of securities that adversely affect the value of the Fund.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use swaps to implement its principal investment strategies. A swap is an agreement between two parties to exchange the cash flows or values of one specified asset for another. The risks of swaps include, but are not limited to, counterparty credit risk and the potential to increase or decrease the overall volatility of the Fund’s investments and its share price. A futures contract is an agreement to buy or sell assets at a fixed price, but to be delivered and paid for later. Options are financial instruments that provide the right, but not the obligation, to buy or sell an underlying asset at a set price. A forward contract is an agreement to buy or sell a specific security or instrument, such as currencies or commodities, on a future date at a price set at the time of contract. Forward contracts settle at the end of the agreement and are traded in the over-the-counter market. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of swaps, including but not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of swaps; and (3) no guarantee that an active market will exist for swaps at any particular time. Other risks specific to these types of derivatives instruments, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Counterparty Credit Risk. The Fund may invest in derivatives and certain other financial instruments involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. As a result, the Fund is subject to the risk that such counterparties may default, become unable to pay interest or principal due, or otherwise fail to honor its obligations. In such case, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparty credit risk also includes the related risk of having potentially significant exposure to such counterparty and the industry in which they operate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Financials Sector Risk. The Fund is expected to invest a significant portion of its assets in the Financials Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Financials Sector includes, for example, companies engaged in banking, financial services, consumer finance, capital markets and insurance activities as well as financial exchanges, financial data providers and mortgage real estate investment trusts. This sector can be significantly affected by, among other things, changes in interest rates, credit rating downgrades, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. These risks are heightened because the Fund invests in companies domiciled in or otherwise tied to developing or emerging markets countries.

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■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S.and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Information Technology Sector Risk. The Fund is expected to invest a significant portion of its assets in the Information Technology Sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The Information Technology Sector includes, for example, companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments, and semiconductors and related equipment and materials. This sector can be significantly affected by, among other things, intense competition, both domestically and internationally, which may adversely impact profit margins, the supply and demand for specific products and services, the pace of technological development (including the development of artificial intelligence and machine learning), and government regulation.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to

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the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Short Exposure Risk. A short exposure through a derivative exposes the Fund to counterparty, credit and leverage risks. The loss on a short exposure, which may be theoretically unlimited, may be greater than a long investment in the security itself because the price of the referenced security may theoretically rise without limit, thereby increasing the final settlement price of the short exposure contract, or if applicable, the price at which the security must be purchased to satisfy any delivery obligation at final settlement. Moreover, there can be no assurance that securities necessary to satisfy any delivery requirements related to any or otherwise offset the exposure from a short position will be available for purchase. The Fund may be unable to enter into a short position at an advantageous time or price, which could limit its ability to obtain the desired short exposure.

■	Small-Capitalization Investing Risk. The Fund invests primarily in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

■	Tax Risk. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may be deferred to the extent that the Fund has unrealized gains with respect to the other offsetting position in such straddle; (2) the Fund’s holding period in straddle positions be reset if the position has not reached a long-term holding period before the straddle was established and does not begin as long as the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”), be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

■	U.S. Treasuries Risk. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline.

Fund Performance

The Fund is new and therefore does not yet have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/us.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by NIMNA’s Multi-Asset Solutions Portfolio Management Team. The individual members of the team, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, are identified below.

James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Fund since its inception.

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Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently the Texas Stock Exchange LLC (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/us.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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WIS-WTAL-SUM-1026